EXHIBIT



Consent of Independent Public Accountants

        As independent public accountants, we hereby consent to the incorporation of our report dated June 15, 1998, included in the Kerr-McGee Corporation Savings Investment Plan 1997 annual report in this Form 11-K, into the Company's previously filed Form S-8 File No. 333-28235.









                                                         (ARTHUR ANDERSEN LLP)
                                                          ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
  June 29, 1998